UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2003

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under an Pooling and Servicing Agreement, dated as of September 1, 2003, providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RS8)

               Residential Asset Mortgage Products, Inc.
               (Exact name of registrant as specified in its charter)

DELAWARE                            333-104662            41-1955181
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                55437
(Address of Principal               (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000


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Item 5. Other Events.

        The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the years in the three-year period ended December 31, 2002, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2003, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2003 and for the periods ending March 31, 2003 and March 31, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2003 (which was filed the Securities and Exchange Commission of May 15, 2003), as of June 30, 2003 and for the periods ending June 30,2003 and June 30, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2003 (which was filed with the Securities and Exchange Commission on August 14, 2003) and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26, 2003, March 31, 2003, April 21, 2003 and July 18, 2003
as such Current Reports related to Ambac Assurance Corporation, are hereby incorporated by reference in this prospectus supplement and shall be deemed to be a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

                      Item 601 (a) of
                      Regulation S-K
Exhibit No.           Exhibit No.           Description

1                     23                    Consent of KPMG LLP,
                                            independent   accountants  of  Ambac
                                            Assurance       Corporation      and
                                            subsidiaries  with  respect  to  the
                                            Residential Asset Mortgage Products,
                                            Inc.      Mortgage      Asset-Backed
                                            Pass-Through  Certificates,   Series
                                            2003-RS8.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   RESIDENTIAL ASSET MORTGAGE
                                                   PRODUCTS, INC.

                                                   By:   /s/ Michael Mead
                                                   Name: Michael Mead
                                                   Title:Vice President

Dated: September 24, 2003


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                                  EXHIBIT INDEX

          Item 601 (a) of                                      Sequentially
Exhibit   Regulation S-K                                       Numbered
Number    Exhibit No.          Description                     Page

I                23            Independent Auditors' Consent       6



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                                    EXHIBIT I

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                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No.333-104662) of Residential Asset Mortgage Products, Inc. (the "Registrant"), and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated September 24, 2003 of our report dated January 21, 2003 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 28, 2003 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


/s/KPMG
KPMG LLP
New York, New York
September 24, 2003


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